UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2023
PetMed Express, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
420 South Congress Avenue, Delray Beach, Florida 33445
(Address of principal executive offices) (Zip Code)
(561) 526-4444
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	PETS	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2023, the Board of Directors (the “Board”) of PetMed Express, Inc. (the “Company”) took the following actions relating to the Company’s equity plans and executive compensation programs:

Amendment and Restatement of 2022 Employee Equity Compensation Restricted Stock Plan

The Board approved an amendment to the Company’s 2022 Employee Equity Compensation Restricted Stock Plan (the “Original 2022 Employee Plan”) to add the ability to grant restricted stock units (“RSUs”) and performance stock units (“PSUs”) under such plan and to make other related ministerial changes. Such amendment was effected through the amendment and restatement of the plan and the related renaming of the plan as the “2022 Employee Equity Compensation Plan” (as amended and restated, the “Amended 2022 Employee Plan”).

The Original 2022 Employee Plan permitted the Company to make grants of shares of its common stock, par value $0.001 per share (“Common Stock”), that are subject to a risk of forfeiture or restrictions on transfer, or both, which lapse upon a specified period of service and/or upon the satisfaction of performance conditions (“Restricted Stock”). Shares of Restricted Stock are considered outstanding for dividend, voting, and other purposes from and after the grant date thereof even though they may be subject to forfeiture based on vesting or other conditions. In contrast, RSUs and PSUs represent an obligation to issue shares of Common Stock in the future only after the satisfaction of applicable vesting and/or performance conditions. As set forth in the Amended 2022 Employee Plan, RSUs represent the right to receive a share of Common Stock for each RSU, or a cash payment the value of which is equal to the fair market value of one share of Common Stock, in each case upon completion of a period of service or satisfaction of other conditions (subject to any applicable deferral election that may be authorized by the Company). PSUs represent the right to receive a share of Common Stock for each PSU, or a cash payment the value of which is equal to the fair market value of one share of Common Stock, in each case upon achievement of performance goals (subject to any applicable deferral election that may be authorized by the Company).

The Amended 2022 Employee Plan amended and restated the Original 2022 Employee Plan to allow the Company to issue RSUs and PSUs, which were not expressly authorized by the Original 2022 Employee Plan. Other than the adding the authority to issue RSUs and PSUs and related ministerial changes, the Amended 2022 Employee Plan does not make any material changes to the Original 2022 Employee Plan.

In connection with adopting and approving the Amended 2022 Employee Plan, on June 15, 2023, the Board also adopted a form of award agreement pursuant to which RSUs may be granted under the Amended 2022 Employee Plan (the “Employee RSU Agreement”) and a form of award agreement pursuant to which PSUs may be granted under the Amended 2022 Employee Plan (the “Employee PSU Agreement”). The forms of Employee RSU Agreement and Employee PSU Agreement contain usual and customary provisions for vesting, delivery of shares, and taxes and withholding, among other provisions.

The foregoing descriptions of the Amended 2022 Employee Plan, the form of Employee RSU Agreement, and the form of Employee PSU Agreement are not complete and are qualified in its entirety by reference to the copies of such documents attached to this Current Report on Form 8-K as Exhibits 10.1, 10.3, and 10.4, respectively, as well as to a copy of the Amended 2022 Employee Plan attached as Exhibit 10.2 hereto marked to show the amendments made to the Original 2022 Employee Plan.

Amendment and Restatement of 2015 Outside Director Equity Compensation Restricted Stock Plan

Also on June 15, 2023, the Board approved an amendment to the Company’s 2015 Outside Director Equity Compensation Restricted Stock Plan (the “Original 2015 Director Plan”) to add the ability to grant RSUs under such plan and to make other ministerial changes. Such amendment was effected through the amendment and restatement of the Original 2015 Director Plan and the related renaming of such plan as the “2015 Outside Director Equity Compensation Plan” (as amended and restated, the “Amended 2015 Director Plan”). Other than the adding the authority to issue RSUs and related ministerial changes, the Amended 2015 Director Plan does not make any material changes to the Original 2015 Director Plan.

In connection with adopting and approving the Amended 2015 Director Plan, on June 15, 2023, the Board also adopted a form of award agreement pursuant to which RSUs may be granted under the Amended 2015 Director Plan (the “Director RSU Agreement”). The form of Director RSU Agreement contains usual and customary provisions for vesting, delivery of shares, and taxes, among other provisions.

The foregoing descriptions of the Amended 2015 Director Plan and the form of Director RSU Agreement are not complete and are qualified in its entirety by reference to the copies of such documents attached to this Current Report on Form 8-K as Exhibits 10.5 and 10.7, respectively, as well as to a copy of the Amended 2015 Director Plan attached as Exhibit 10.6 hereto marked to show the amendments made to the Original 2015 Director Plan.

Award of RSUs and PSUs to CFO under Amended 2022 Employee Plan

Upon the recommendation of the Compensation Committee of the Board, on June 15, 2023, Christine Chambers, the Company’s Chief Financial Officer, was granted 11,750 RSUs under the Amended 2022 Employee Plan (the “Chambers RSUs”), of which 3,750 of the Chambers RSUs were awarded in recognition of Ms. Chambers’ contributions during fiscal year 2023 and the remaining 8,000 awarded as a part of the equity award cycle for fiscal year 2024. One-third of the Chambers RSUs will vest on each of the first three anniversaries of the date of grant, subject to Ms. Chambers’ continued employment with the Company through the applicable vesting date, with any unvested RSUs being forfeited upon Ms. Chambers ceasing to be an employee of the Company, with certain exceptions (such as death and disability). Notwithstanding the foregoing, in the event that Ms. Chambers resigns for “Good Reason” (as defined in the RSU award agreement) following a “Change of Control” (as defined in the Amended 2022 Employee Plan) or is terminated without cause prior to the vesting of the RSUs, a pro rata portion of the unvested RSUs that would have otherwise vested such year will become vested upon termination.

Also on June 15, 2023, Ms. Chambers was awarded 8,000 PSUs. Ms. Chambers will earn shares of Common Stock pursuant to such PSUs based on the Company’s total shareholder return (“TSR”) relative to the S&P 600 Specialty Retail Index (“Index”) over an overall three-year performance period consisting of the 2024 through 2026 fiscal years, as follows:
● 100% of the target number of shares, which is 8,000 shares, will be earned if the Company’s TSR is equal to or greater than the 75th percentile of the Index (the “maximum target payout”);

● 50% of the target number of shares, which is 4,000 shares, will be earned if the Company’s TSR is equal to at least the 50th percentile of the Index;

● 25% of the target number of shares, which is 2,000 shares, will be earned if the Company’s TSR is equal to at least the 25th percentile of the Index (the “minimum threshold”);

● No shares will be earned if the TSR is less than the 25th percentile of the Index, and the payout is capped at 2,000 shares if absolute TSR is negative, regardless of relative position to the Index; and

● Linear scaling will be used to determine the number of shares earned for performance between the maximum target payout level and minimum threshold payout level.

With certain exceptions (such as death and disability), the PSUs awarded to Ms. Chambers will be forfeited if Ms. Chambers ceases to be employed before the end of the performance period.

Approval of NEO Annual Incentive Plan

Upon the recommendation of the Compensation Committee of the Board, on June 15, 2023, the Board adopted an Annual Incentive Plan, or AIP, that is designed to reward the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) with a cash bonus for meeting or exceeding financial and other performance goals during a particular fiscal year (beginning with fiscal year 2024). Under the AIP, for each fiscal year, the Compensation Committee of the Board will establish a target bonus opportunity for both the CEO and CFO that is equal to the percentage of such person’s base salary that he or she will receive as a cash bonus if the AIP performance goals are achieved at target. However, the actual bonus received may be higher or lower depending on the Company’s level of achievement of the AIP financial performance goals. For the 2024 fiscal year, the Board, upon the recommendation of the Compensation Committee, established a bonus target opportunity of 100% of base salary for the CEO and 50% of base salary for the CFO, with payout amounts being weighted 40% on achievement of a pre-established revenue target and 60% on achievement of a pre-established adjusted EBITDA target. The threshold bonus amount for the CEO and CFO is 50% of the target bonus, and the maximum bonus amount is 200% of target for the CEO and 150% of target for the CFO.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.1	PetMed Express, Inc. 2022 Employee Equity Compensation Plan (as amended and restated)
10.2	PetMed Express, Inc. 2022 Employee Equity Compensation Plan (as amended and restated), marked to show amendments made to the 2022 Employee Equity Compensation Restricted Stock Plan
10.3	Form of Restricted Stock Unit Agreement under 2022 Employee Equity Compensation Plan
10.4	Form of Performance Stock Unit Agreement under 2022 Employee Equity Compensation Plan
10.5	PetMed Express, Inc. 2015 Outside Director Equity Compensation Plan (as amended and restated)
10.6	PetMed Express, Inc. 2015 Outside Director Equity Compensation Plan (as amended and restated), marked to show amendments made to the 2015 Outside Director Equity Compensation Restricted Stock Plan
10.7	Form of Restricted Stock Unit Agreement under 2015 Outside Director Equity Compensation Plan
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 20, 2023

PETMED EXPRESS, INC.

By:	/s/ Christine Chambers
Name:	Christine Chambers
Title:	Chief Financial Officer and Treasurer
5